Exhibit 24
                                   HUBCO, INC.
                                POWER OF ATTORNEY
                                    FORM S-4


         KNOW  ALL MEN BY THESE  PRESENTS,  that  each  person  whose  signature appears below constitutes and appoints Kenneth T. Neilson and D. Lynn Van Borkulo-Nuzzo, as their attorney-in-fact, with power of substitution, for him or her in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 333-56489) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                  Signature                                     Title                  Date


                                                     Chairman, President, Chief
KENNETH T. NEILSON                                 Executive Officer and Director     June 4, 1998
---------------------------------------
(Kenneth T. Neilson)


ROBERT J. BURKE                                               Director                June 5, 1998
---------------------------------------
(Robert J. Burke)


                                                              Director                June __, 1998
---------------------------------------
(Donald P. Calcagnini)


                                                              Director                June __, 1998
---------------------------------------
(Joan David)


---------------------------------------                       Director                June __, 1998
(Thomas R. Farley)


BRYANT D. MALCOLM                                             Director                June 4, 1998
---------------------------------------
(Bryant D. Malcolm)


W. PETER MCBRIDE                                              Director                June 4, 1998
---------------------------------------
(W. Peter McBride)


DAVID A. ROSOW                                                Director                June 5, 1998
---------------------------------------
(David A. Rosow)


                                                              Director                June __, 1998
---------------------------------------
(Charles F.X. Poggi)


JAMES E. SCHIERLOH                                            Director                June 5, 1998
---------------------------------------
(James E. Schierloh)


                                                             Director                 June __, 1998
---------------------------------------
(John H. Tatigian)


SR. GRACE FRANCES STRAUBER                                    Director                June 4, 1998
---------------------------------------
(Sister Grace Frances Strauber)


NOEL DE CORDOVA                                               Director                June 4, 1998
---------------------------------------
(Noel deCordova)


JOSEPH B. TOCKARSHEWSKY                                       Director                June 5, 1998
---------------------------------------
(Joseph B. Tockarshewsky)


                                                              Director                June __, 1998
---------------------------------------
(William C. Myers)

                                                 Executive Vice President and Chief
JOSEPH F. HURLEY                                         Financial Officer            June 5, 1998
---------------------------------------
(Joseph F. Hurley)


CHRIS A. WITKOWSKI                                           Controller               June 5, 1998
---------------------------------------
(Chris A. Witkowski)
